UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2017

Immunomedics, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-12104	61-1009366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 The American Road, Morris Plains, New Jersey	07950
(Address of principal executive offices)	(Zip Code)

(973) 605-8200
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On January 18, 2017, Immunomedics, Inc. (the “Company”) issued a press release titled “Immunomedics Announces New Data for IMMU-132 at Investor R&D Day.” The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Also on January 18, 2017, at the Company’s Investor R&D Day being held at The Roosevelt Hotel in New York, New York, the Company delivered a presentation entitled “Advanced Antibody-Based Therapeutics.” On the same date and at the same investor event, the company Health Advances delivered a presentation entitled “R&D Day Presentation: Commercial Assessment and Competitive Landscape.” The full texts of both presentations are attached to this current report on Form 8-K as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release of Immunomedics, Inc., dated January 18, 2017, titled “Immunomedics Announces New Data for IMMU-132 at Investor R&D Day.”
99.2	Advanced Antibody-Based Therapeutics (a presentation by Immunomedics, Inc.)
99.3	R&D Day Presentation: Commercial Assessment and Competitive Landscape (a presentation by Health Advances)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOMEDICS, INC.

	By:	/s/ Michael R. Garone
	Name:	Michael R. Garone
	Title:	Vice President, Finance and Chief Financial Officer

Date: January 18, 2017

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release of Immunomedics, Inc., dated January 18, 2017, titled “Immunomedics Announces New Data for IMMU-132 at Investor R&D Day.”
99.2	Advanced Antibody-Based Therapeutics (a presentation by Immunomedics, Inc.)
99.3	R&D Day Presentation: Commercial Assessment and Competitive Landscape (a presentation by Health Advances)

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